Exhibit 99.2

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CONAGRA FOODS AND RALCORP

November 27, 2012

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DISCLAIMER

This communication includes forward -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward -looking statements are based on ConAgra Foods' current expectations and are subject to uncertainty and changes in circumstances. These forward -looking statements include, among others, statements regarding expected synergies and benefits of a potential combination of ConAgra Foods and Ralcorp Holdings, Inc. ("Ralcorp"),
expectations about future business plans, prospective performance and opportunities, regulatory approvals, and the expected timing of the completion of the transaction. These forward -looking statements may be identified by the use of such words as "expect," "anticipate," "believe," "estimate," "potential,"
"should" or similar words. There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward -looking statements made herein. These risks and uncertainties include the timing to consummate a potential transaction between ConAgra Foods and Ralcorp; the ability and timing to obtain required regulatory approvals; ConAgra Foods'
ability to realize the synergies contemplated by a potential transaction;
ConAgra Foods' ability to promptly and effectively integrate the businesses of
Ralcorp and ConAgra Foods; the availability and prices of raw materials, including any negative effects caused by inflation and adverse weather conditions; the effectiveness of its product pricing, including any pricing actions and promotional changes; future economic circumstances; industry conditions; ConAgra Foods' ability to execute its operating and restructuring plans; the success of ConAgra Foods' innovation, marketing, including increased marketing investments, and cost-saving initiatives; the competitive environment and related market conditions; operating efficiencies; the ultimate impact of
ConAgra Foods' product recalls; access to capital; ConAgra Foods' success in effectively and efficiently integrating its acquisitions, actions of governments and regulatory factors affecting ConAgra Foods' businesses, including the
Patient Protection and Affordable Care Act; the amount and timing of repurchases of ConAgra Foods' common stock, if any; and other risks and uncertainties discussed in ConAgra Foods' filings with the SEC, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K.
Investors and security holders are cautioned not to place undue reliance on these forward -looking statements, which apply only as of the date of this communication. ConAgra Foods does not undertake any obligation to update its forward -looking statements to reflect events or circumstances after the date of this communication.

TRANSACTION SUMMARY

*    ConAgra Foods to acquire Ralcorp Holdings for $90 per share in cash

--   Represents a 24.9% premium to Ralcorp's average closing price over last 30 trading days

--   Implies equity value of $5.1 billion and enterprise value of approximately
     $6.8 billion, including assumed debt

*    Unanimously approved by both companies' Boards of Directors

*    Creates one of the largest packaged food companies in North America and the largest North American private label packaged food business

*    Significant value creation opportunity

--   Strengthens ConAgra Foods' top-line and EPS growth potential over the long term

--   Provides expected run-rate cost synergies of approximately $225 million by the fourth full fiscal year post-closing

--   Expected to be accretive to EPS from Year 1(1)

*    Expected closing in first quarter of calendar year 2013, subject to regulatory approval and Ralcorp shareholder approval

(1)  Adjusted for items impacting comparability.

COMPELLING STRATEGIC AND FINANCIAL RATIONALE

*    Enhances ConAgra Foods' position as one of the largest packaged food companies in North America

--   Combined company will have net sales of approximately $18 billion and more than 36,000 employees

--   Strong platform across sales channels and price points; increased importance to customers and suppliers

*    Creates the clear leader in fast-growing North American private label food sector

--   Adds to ConAgra Foods' existing ~$950 million private label business to create the largest private label food manufacturer in North America with sales of approximately $4.5 billion

--   Capitalizes on long-term growth momentum of U.S. private label food

*    Enhances ConAgra Foods' position in attractive segments

--   Ralcorp is the private label leader in a number of large, growing segments

--   Leading offerings including cereal, pasta, crackers, jams, syrups and frozen waffles

--   Combined company will have minimal overlap between branded and private label offerings

*    Opportunity to leverage ConAgra Foods' CPG capabilities, and combined companies' operating capabilities, for profitable growth

*    Financially compelling, with significant value creation potential

OVERVIEW OF RALCORP HOLDINGS

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FY 2012 Net Sales = $4.3 billion

       Ralcorp Food Group ($3.2 billion or 74% of Sales)

Cereal Products (~25%)

*    Leader in private label ready-to-eat cereal and hot cereal

*    Natural / organic energy and nutrition bars

 Pasta (~20%)

*    No. 1 in private label dry pasta

*    Regional brands including

 Pennsylvania Dutch, Muellers and Golden Grain

        Snacks, Sauces and Spreads (~55%)

*    14 dry grocery categories

*    No. 1 in many segments

Frozen Bakery Products ($1.1 billion or 26%)

*    Retail: Private label griddle products and refrigerated dough

*    In-Store Bakery: Largest supplier of cookies and par-baked breads

 -- Including Lofthouse, the largest cookie brand in in-store bakery

*    Foodservice: Leading supplier of national Quick Service Restaurants, foodservice distributors and casual dining chains

     Ralcorp does business with virtually all of the top retailers in North
America, as well as many quick service restaurants and food distributors

Source: Ralcorp management estimates based on Fiscal Year 2012; excludes Post;
includes Refrigerated Dough.

PRIVATE LABEL REPRESENTS AN ATTRACTIVE GROWTH OPPORTUNITY

Private Label Outperformance vs. Branded (1)

Spread in Year-over-Year Dollar Sales Growth

Branded CAGR [] +3% Private Label CAGR [] +6%

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Private Label Share of Packaged Food $(2)

Switzerland                44%

United Kingdom             36%

Germany                    34%

Netherlands                33%

Spain                      32%

Belgium                    31%

Portugal                   26%

France                     24%

Denmark                    21%

Austria                    20%

U.S.                       18%

Ireland                    15%

Italy                      15%

(1)  Source: Nielsen. Reflects excess growth of private label vs. branded food in terms of year-over-year dollar sales growth.

(2)  Source: IRI report on Private Label from November 2012 for the U.S.;
     Euromonitor share of retail sales of packaged food (2012E) for all other countries.

RALCORP IS THE LEADER IN LARGE, GROWING SEGMENTS

Breakdown of Ralcorp Segments by Rank in Private Label

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                                     Ralcorp
                      Segment    Rank Among
                    Retail Sales Private Label
      Segments           ($bn)      Offerings
Ready-to-Eat Cereal      $9.5          #1
Crackers                  5.6          #1
Snack Nuts                3.5          #1
Pasta                     2.2          #1
Refrigerated Dough        1.9          #1
Peanut Butter             1.9          #1
Jams                      0.9          #1
Frozen Waffles            0.9          #1
Table Syrups              0.7          #1
5 Others(1)              --          #1
Cookies                   6.6          #2
Hot Cereal                1.2          #2

Source: Ralcorp estimates; segment retail sales per IRI Reviews -- Multi-Outlet
(October 7, 2012).

(1)  Includes Barbecue Sauce, Flavored Syrup, Mayonnaise, Mexican Sauces and
     Chocolate Peanut Butter Cups.

STRONG FIT WITH CONAGRA FOODS' CAPABILITIES PROVIDES SIGNIFICANT LONG-TERM
OPPORTUNITY

    Ralcorp Assets and Capabilities

*    Advantaged segment presence; private label share leadership position

*    Fast, efficient National Brand Equivalent emulation

*    Deep industry knowledge and relationships

  ConAgra Foods Assets and Capabilities

*    Shopper- and consumer-insight driven approach

*    Customer partnerships to drive growth

*    Focused, proactive Research, Quality and Innovation platform

*    Total Margin Management approach and supply chain productivity tools

  Strategic Partner of Choice for Customers

*    Top 5 supplier status with many key retail customers

*    Large scale and capabilities in a very fragmented private label sector

*    Leadership in attractive segments

*    Significant positions in large and fast-growing channels and retailers

*    Augment product capabilities at commercial customers

      Significant strategic growth opportunity from applying ConAgra Foods'
CPG capabilities to Ralcorp's leadership position in the very fragmented private label sector

BALANCED BRANDED, PRIVATE LABEL AND COMMERCIAL STRATEGY

          Combined Platform Will Add to ConAgra Foods' Overall Strength

*    ConAgra Foods is already operating effectively today with both branded and private label food; strategy of limited overlap

*    ConAgra Foods remains fully committed to its brands, still the largest part of our business

*    Ralcorp also enhances Commercial / Foodservice offerings and capabilities

*    ConAgra Foods' CPG capabilities add value to each business segment

ConAgra Foods' Pro Forma Sales Mix(1)

Private Label

Commercial / Foodservice

Branded

Total = ~$18bn

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Balanced portfolio focused on consistent delivery of results and serving customer and consumer needs with scale and agility

(1)  LTM revenue mix.

KEY FINANCIAL ELEMENTS

  Strong Financial Returns

*    Enhanced topline growth potential over the long term

*    Expected to be accretive to EPS in Year 1, with increasing accretion over time as synergies phase in(1)

*    Continued strong operating cash flow generation expected

Value Creation from Attractive Synergies

*    Significant estimated cost synergies of approximately $225 million per year by Year 4

*    Supply chain / procurement efficiencies drive majority of synergies

Committed Financing

*    Transaction will be financed by cash on-hand, existing credit facilities and new borrowings

*    Committed to maintaining investment grade rating; currently expecting to issue equity of up to $350 million to increase flexibility

*    Near-term, expect to maintain annualized dividend of $1.00 per share and significantly reduce buybacks while prioritizing rapid de-leveraging

ConAgra Foods believes that acquiring  Ralcorp will strengthen its growth rates, as well as cash flows, over the long term

(1)  Adjusted for items impacting comparability.

Strong Cost Synergy Opportunities

*    Attractive cost synergies contribute to strong value creation potential

Supply Chain

Procurement

*    Optimize common supply base

*    Leverage Commercial platform

Manufacturing

*    Network and manufacturing optimization

*    Implementation of ConAgra Foods efficiency programs

Logistics

*    Heavy / light load utilization increases

*    Warehouse optimization

Corporate Overhead / SGandA

*    Elimination of Ralcorp's public company expenses / duplicative costs

Annual cost synergies estimated to reach approximately $225 million by Year 4
(FY 2017)

CONAGRA FOODS IS WELL-POSITIONED TO CAPITALIZE ON THE RALCORP OPPORTUNITY

*    Organization is ready to execute and capitalize on this attractive opportunity

Transition and Integration Capabilities

*    Significant experience managing transition from a holding company built through many acquisitions to one true operating company

*    Successfully road-tested, evolved and enhanced integration capabilities across five acquisitions over the last 12 months

Appropriate Resources to Ensure Strong Execution

*    Fully-engaged, dedicated internal team supplemented with external resources

*    Leverage leadership from both ConAgra Foods and Ralcorp across functional areas

 Continued Focus on Existing Businesses

*    Clear, balanced strategy across Branded, Private Label and Commercial

*    Team will remain focused on driving performance of existing businesses

KEY TAKEAWAYS

*    Transaction creates one of the largest packaged food companies in North
     America, with net sales of approximately $18 billion

*    With Ralcorp, ConAgra Foods will have a stronger growth profile as the leader in private label food, an attractive growth sector with long-term momentum

*    Product offerings will be among the most attractive in the food industry

*    Balanced portfolio of brands, private label and commercial expected to position ConAgra Foods as the strategic partner of choice to our customers

*    Meaningful upside potential from leveraging ConAgra Foods' large CPG capabilities in the private label segment

*    Significant value creation potential from portfolio momentum, attractive cost synergy opportunities and strong cash flow generation

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QandA